UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2026, Park Hotels & Resorts Inc. (the “Company”) announced the departure of Thomas C. Morey, Executive Vice President and Chief Investment Officer of the Company, effective as of September 8, 2026.

In connection therewith, Mr. Morey entered into a Separation Agreement and Release with the Company on September 9, 2026 (the “Separation Agreement”). Under the terms of the Separation Agreement, subject to Mr. Morey not revoking the Separation Agreement during the seven-day revocation period beginning on the date he signed the Separation Agreement, Mr. Morey is entitled to receive the severance payments and benefits set forth in the Company’s Executive Severance Plan (the “Severance Plan”) for an employee who is an Executive Vice President and whose employment is terminated by the Company without “cause” (as defined in the Severance Plan). Mr. Morey’s receipt of all severance payments and benefits under the Separation Agreement is contingent upon his complying with various requirements, including the non-solicitation and non-competition obligations to the Company set forth in the Severance Plan (which apply for a period of 12 months following the Separation Date). In addition, pursuant to the Separation Agreement, Mr. Morey has agreed to a general release of claims against the Company.

This summary of the Separation Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Separation Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Separation Agreement and Release, between Park Hotels & Resorts Inc. and Thomas C. Morey, entered into on September 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: September 11, 2026	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer